Retail Installment Contract Receivables - Allowance for Credit Losses (Detail) - Retail Installment Contracts $ in Thousands	6 Months Ended
Jun. 30, 2017 USD ($)
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Deferred interest, beginning of period	$ 0
Bad debt expense	0
Write-offs, net of recoveries	(234)
Change in deferred interest on short-term and long-term RIC receivables	25,123
Deferred interest, end of period	$ 24,889